                                                                  EXHIBIT 10.33

                         PHYSICIAN HEALTH CORPORATION

                              AMENDMENT NO. 1 TO
                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------


     THIS AGREEMENT, dated as of July __, 1997, is among Physician Health Corporation, a Delaware corporation (the "Company"), Weston Presidio Capital II,
                                          -------
L.P. ("WPC") and the other Investors and Additional Investors signing below.
The parties agree as follows:

     1.    PURCHASE AGREEMENT; DEFINITIONS. This Agreement amends the Securities
           -------------------------------
Purchase Agreement dated as of June 16, 1997 (the "Purchase Agreement"), among
                                                   ------------------
the Company, WPC, BancBoston Ventures, Inc., Mercury Asset Management plc, on behalf of Rowan Nominees Limited and NatWest Ventures Investments Limited. Capitalized terms not otherwise defined in this Agreement are used as defined in the Purchase Agreement.

     2.    AMENDMENT OF PURCHASE AGREEMENT. The Purchase Agreement is amended as
           -------------------------------
follows, effective as of the date hereof:

     2.1   Amendment of Section 1.  Section 1 of the Purchase Agreement is
           ----------------------
amended by:

           (a) deleting Sections 1.15, 1.21, 1.51, 1.58 and 1.8 in their entirety and replacing them with the following, in the order indicated:

           1.15   "Common Stock" means the Voting Common Stock and the Non-
                   ------------
Voting Common Stock, collectively.

           1.21  "Conversion Warrants" means the warrants to purchase Common
                  -------------------
Stock at the conversion price of the Preferred Stock in substantially the form of Exhibit 2.1A issuable upon a mandatory contingent redemption of the Preferred Stock in accordance with section 6.2 of the Certificate of Designation.

           1.51  "Preferred Stock" means Series B Voting Preferred and the
                  ---------------
Series B Non-Voting Preferred, collectively.

           1.58  "Regulated Investor" means BancBoston Investments Inc.,
                  ------------------
National City Venture Corporation and any other Investor subject to regulation by a Regulatory Agency.

           1.8   "Certificate of Designation" is defined in Section 2.1."
                  --------------------------

           (b) adding the following two definitions immediately after Section 1.69:

          "1.69A "Series B Non-Voting Preferred" means the Series B Non-Voting
                  -----------------------------
Redeemable Convertible Preferred Stock of the Company, par value $0.01 per share.

           1.69B "Series B Voting Preferred" means the Series B Redeemable
                  -------------------------
Convertible Preferred Stock of the Company, par value $0.01 per share."

           (c)   adding the following definition immediately after Section 1.78:

          "1.78A "Voting Common Stock" means the Voting Common Stock of the
                  -------------------
Company, par value $0.0025 per share."

     2.2   Amendment of Section 2.1.  The last sentence of Section 2.1 of the
           ------------------------
Purchase Agreement is amended to read in its entirety as follows: "The powers, preferences and rights of the Preferred Stock are set forth in the Company's Charter as amended through the Second Closing, including the Amended and Restated Certificate of Designation, Preferences and Rights for the Preferred Stock in the form set forth in Exhibit 2.1B (the "Certificate of Designation.")
                                                  --------------------------

     2.3   Amendment of Section 5.14.  Section 5.14(c)(iv) of the Purchase
           -------------------------
Agreement is amended to read in its entirety as follows: "(iv) shares of Common Stock or Prime Common Stock issued in connection with acquisitions permitted by
Section 5.9.2 (whether or not contemplated by an Investor Agreement or Material Agreement).

     2.5   Amendment of Section 5.10.5  Section 5.10.5 is amended to read in its
           ---------------------------
entirety as follows:

           "5.10.5 The Company may make mandatory redemptions of Class A Stock and may pay dividends on the Class A Stock in additional shares of Class A Stock, under its Charter, as now in effect. Prior to January 1, 2003, the Company may pay cash dividends on the Class A Stock if and only if payment of such cash dividends is consented to by the Required Holders. After January 1, 2003, the Company may pay cash dividends on the Class A Stock only to the extent that such dividends accrue after January 1, 2003. The Company may make mandatory redemptions of warrants held by NationsCredit Commercial Corporation in accordance with the Material Agreements as now in effect."

     2.4   Amendment to Exhibit 1.  Exhibit 1 to the Purchase Agreement is
           ----------------------
amended to read in its entirety as Exhibit 1 attached hereto and made a part hereof.

     2.5   Amendment to Exhibit 2.1A.  Exhibit 2.1A to the Purchase Agreement is
           -------------------------
amended to read in its entirety as Exhibit 2 attached hereto and made a part hereof.

     2.6   Amendment to Exhibit 2.1B.  Exhibit 2.1B to the Purchase Agreement is
           -------------------------
amended to read in its entirety as Exhibit 3 attached hereto and made a part hereof.

     3.    JOINDER OF ADDITIONAL INVESTORS.  The parties signing on the
           -------------------------------
signature pages below as "Additional Investors" join in and become party to the Purchase Agreement as Investors.

     4.    GENERAL.  Except to the extent expressly amended hereby, the
           -------
provisions of the Purchase Agreement shall remain unmodified and are confirmed as being in full force and effect. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. This Agreement, the Purchase Agreement and the other items referred to herein or therein constitute the entire understanding of the parties hereto with respect to the subject matter hereof and thereof and supersede all present and prior agreements, whether written or oral. This Agreement is intended to take effect as a sealed instrument and may be executed in any number of counterparts, which together shall constitute one instrument and shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts, and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     The undersigned have executed this Agreement under seal as of the date first above written.

                                       PHYSICIAN HEALTH CORPORATION



                                       By
                                         ------------------------------------
                                         Title:


                                       WESTON PRESIDIO CAPITAL II, L.P.

                                       By: WESTON PRESIDIO CAPITAL
                                            MANAGEMENT II, L.P.

                                       By
                                         ------------------------------------
                                         General Partner


                                       BANCBOSTON INVESTMENTS INC.


                                       By
                                         ------------------------------------
                                         Title:


                                       MERCURY ASSET MANAGEMENT plc, on
                                       behalf of ROWAN NOMINEES LIMITED


                                       By:
                                          -----------------------------------
                                          Title:


                                       NATWEST VENTURES INVESTMENTS LIMITED


                                       By:
                                          -----------------------------------
                                          Title:

                                       ST. PAUL VENTURE CAPITAL IV, LLC


                                       By:
                                          -----------------------------------
                                          Title:


                                       PARTECH U.S. PARTNERS III C.V.


                                       By:
                                          -----------------------------------
                                          Title:


                                       U.S. GROWTH FUND PARTNERS C.V.


                                       By:
                                          -----------------------------------
                                          Title:


                                       AXA U.S. GROWTH FUND LLC


                                       By:
                                          -----------------------------------
                                          Title:


                                       DOUBLE BLACK DIAMOND II LLC


                                       By:
                                          -----------------------------------
                                          Title:


                                       ALMANORI LIMITED


                                       By:
                                          -----------------------------------
                                          Title:

                                       MULTINVEST LIMITED


                                       By:
                                          -----------------------------------
                                          Title:


                                       NATIONAL CITY VENTURE CORPORATION



                                       By:
                                          -----------------------------------
                                          Title:

                                                                       Exhibit 1
                                                                       ---------

                            EXHIBIT 1 TO SECURITIES
                              PURCHASE AGREEMENT

                     INVESTORS, PREFERRED STOCK, PURCHASE
                     ------------------------------------
                          WARRANTS AND PURCHASE PRICE
                          ---------------------------


                                Initial Closing                                                    Third Closing
                                Number of Shares of                Second Closing Number of        Number of Shares of
                                Preferred Stock/                   Shares of Preferred Stock/      Preferred Stock/
                                Purchase Warrants and              Purchase Warrants and           Purchase Warrants and
Name and Address                Respective Purchase Prices         Respective Purchase Prices      Respective Purchase Prices
----------------                --------------------------         --------------------------      --------------------------
WESTON PRESIDIO                 1,529,958 shares of Series B                   N/A                 621,000 shares of Series B
CAPITAL II, L.P.                Voting Preferred (convertible                                      Voting Preferred
One Federal Street              into 1,529,958 shares of                                           (convertible into 621,000
Boston, MA 02210                Voting Common Stock) at a                                          shares of Voting Common
Tel:  (617) 988-2500            purchase price of                                                  Stock) at a
Fax:  (617) 988-2515            $6,119,832.00                                                      purchase price of $2,484,000

                                Purchase Warrants for 509,986                 N/A                  Purchase Warrants for 62,100
                                shares of Voting Common                                            shares of Voting Common
                                Stock at an exercise price of                                      Stock at an exercise price of
                                $4,590.86 and a purchase                                           $248,151.60 and a purchase
                                price of $509.00.                                                  price of $248.40.

                                Initial Closing                                                    Third Closing
                                Number of Shares of                Second Closing Number of        Number of Shares of
                                Preferred Stock/                   Shares of Preferred Stock/      Preferred Stock/
                                Purchase Warrants and              Purchase Warrants and           Purchase Warrants and
Name and Address                Respective Purchase Prices         Respective Purchase Prices      Respective Purchase Prices
----------------                --------------------------         --------------------------      --------------------------
BANCBOSTON                      458,907 shares of Series B                  N/A                    186,300 shares of Series B
INVESTMENTS INC./1/             Non-Voting Preferred                                               Non-Voting Preferred
175 Federal Street              (convertible into 458,907                                          (convertible into 186,300
31st Floor                      shares of Non-Voting Common                                        shares of Non-Voting
Boston, MA  02110               Stock) at                                                          Common Stock)
Tel: (617) 434-5917             a price of $1,835,628.00.                                          at a purchase price of
Fax: (617) 434-1153                                                         N/A                    $745,200.

                                Purchase Warrants for 152,969                                      Purchase Warrants for 18,630
                                shares of Non-Voting Common                                        shares of Non-Voting
                                Stock                                                              Common Stock at an
                                at an exercise price of                                            exercise price of $74,445.48
                                $1,377.69 and a purchase                                           and a purchase price of
                                price of $152.00.                                                  $74.52.



                                305,938 shares of Series B                  N/A                    124,200 shares of Series B
MERCURY ASSET                   Voting Preferred                                                   Voting Preferred
MANAGEMENT PLC, ON              (convertible into 305,938                                          (convertible into 124,200
BEHALF OF ROWAN                 shares of Voting Common                                            shares of Voting Common
NOMINEES LIMITED                Stock) at                                                          Stock)
c/o EGL Holdings                a price of $1,223,752.                      N/A                    at a purchase price of
6600 Peachtree-Dunwoody                                                                            $496,800.
Road                            Purchase Warrants for 101,979
Building 300, Suite 630         shares of Voting Common                                            Purchase Warrants for 12,420
Atlanta, GA  30328              Stock at an exercise price of                                      shares of Voting Common
Tel: 770-399-5633               $918.46 and a purchase price                                       Stock at an exercise price of
Fax: 770-393-4825               of $101.33                                                         $49,630.32 and a purchase
                                                                                                   price of $49.68.

------------------
      /1/ In accordance with BancBoston Investment Inc.'s status as a Regulation Y Investor, these figures reflect automatic conversion from Series B Voting Preferred into Series B NonVoting Preferred and from Purchase Warrants for Voting Common Stock to Purchase Warrants for Non-Voting Common Stock. BancBoston Investments Inc. originally received Series B Voting Preferred and Purchase Warrants for Voting Common Stock in a transfer from BancBoston Ventures, Inc.


                                Initial Closing                                                    Third Closing
                                Number of Shares of                Second Closing Number of        Number of Shares of
                                Preferred Stock/                   Shares of Preferred Stock/      Preferred Stock/
                                Purchase Warrants and              Purchase Warrants and           Purchase Warrants and
Name and Address                Respective Purchase Prices         Respective Purchase Prices      Respective Purchase Prices
----------------                --------------------------         --------------------------      --------------------------
NATWEST VENTURES
INVESTMENTS LIMITED            152, 969 shares of Series B                   N/A                   62,100 shares of Series B
c/o EGL Holdings               Voting Preferred                                                    Voting Preferred
6600 Peachtree-Dunwoody        (convertible into 152, 969                                          (convertible into 62,100
Road                           shares of Voting Common                                             shares of Voting Common
Building 300, Suite 630        Stock) at                                                           Stock)
Atlanta, GA  30328             a price of $611,876                                                 at a purchase price of
Tel: 770-399-5633                                                            N/A                   $248,400
Fax: 770-393-4825
                               Purchase Warrants for 50,990                                        Purchase Warrants for 6,210
                               shares of Voting Common                                             shares of Voting Common Stock
                               of an exercise price of Stock                                       at an exercise price of
                               $459.23 and a purchase                                              price $24,815.16 and
                               a purchase of $50.67                                                price of $24.84.


                                Initial Closing                                                    Third Closing
                                Number of Shares of                Second Closing Number of        Number of Shares of
                                Preferred Stock/                   Shares of Preferred Stock/      Preferred Stock/
                                Purchase Warrants and              Purchase Warrants and           Purchase Warrants and
Name and Address                Respective Purchase Prices         Respective Purchase Prices      Respective Purchase Prices
----------------                --------------------------         --------------------------      --------------------------
ST. PAUL VENTURE                                   N/A             458,907 shares of               186,300 shares of Series B
CAPITAL IV, LLC                                                    Series B Voting                 Voting Preferred
c/o St. Paul Venture Capital,                                      Preferred (convertible          (convertible into 186,300
Inc.                                                               into 458,907 shares of          shares of Voting Common
Normandale Office Park, Suite                                      Voting Common                   Stock)
1940                                                               Stock) at a purchase            at a purchase price of
8500 Normandale Lake Blvd.                                         price of $1,835,628.00          $745,200.
Bloomington, MN  55437
Tel:  612-830-7490                                 N/A
Fax:  612-830-7475                                                 Purchase Warrants for
                                                                   152,969 shares of               Purchase Warrants for 18,630
                                                                   Voting Common Stock             shares of Voting Common
                                                                   at an exercise price of         Stock at an
                                                                   $1,377.69 and a                 exercise price of $74,445.48
                                                                   purchase price of               and a purchase price of
                                                                   $152.00                         $74.52.

PARTECH U.S. PARTNERS                              N/A             244,763 shares of               99,366 shares of Series B
III C.V.                                                           Series B Voting                 Voting Preferred
c/o Partech International                                          Preferred (convertible          (convertible into 99,366
50 California Street, Suite                                        into 244,763 shares of          shares of Voting Common
3200                                                               Voting Common                   Stock)
San Francisco, CA  94111                                           Stock) at a purchase            at a purchase price of
Tel:  415-788-2929                                                 price of $979,052.00            $397,464.00
Fax:  415-788-6763
                                                   N/A
                                                                   Purchase Warrants for
                                                                   81,588 shares of                Purchase Warrants for 9,937
                                                                   Voting Common Stock             shares of Voting Common
                                                                   at an exercise price of         Stock at an
                                                                   $734.81 and a                   exercise price of $39,708.25
                                                                   purchase price of               and a purchase price of
                                                                   $81.07                          $39.75.



                                Initial Closing                                                    Third Closing
                                Number of Shares of                Second Closing Number of        Number of Shares of
                                Preferred Stock/                   Shares of Preferred Stock/      Preferred Stock/
                                Purchase Warrants and              Purchase Warrants and           Purchase Warrants and
Name and Address                Respective Purchase Prices         Respective Purchase Prices      Respective Purchase Prices
----------------                --------------------------         --------------------------      --------------------------
U.S. GROWTH FUND                                    N/A            133,507 shares of               54,199 shares of Series B
PARTNERS C.V.                                                      Series B Voting                 Voting Preferred
c/o Partech International                                          Preferred (convertible          (convertible into 54,199
50 California Street, Suite                                        into 133,507 shares of          shares of Voting Common
3200                                                               Voting Common                   Stock)
San Francisco, CA  94111                                           Stock) at a purchase            at a purchase price of
Tel:  415-788-2929                                                 price of $534,028               $216,796.00
Fax:  415-788-6763

                                                                   Purchase Warrants
                                                                   for 44,502 shares of            Purchase Warrant
                                                                   Voting Common Stock             for 5,420 shares
                                                                   at an exercise                  of Voting Common
                                                                   price of $400.80 and a          Stock at an exercise
                                                                   purchase price of $44.22.       price of $21,658.32
                                                                                                   and a purchase price
                                                                                                   of $21.68.

AXA U.S. GROWTH FUND                               N/A             66,753 shares of Series         27,099 shares of Series B
LLC                                                                B Voting Preferred              Voting Preferred
c/o Partech International                                          (convertible into               (convertible into 27,099
50 California Street, Suite                                        66,753 shares of                shares of Voting Common
3200                                                               Voting Common                   Stock) at a
San Francisco, CA  94111                                           Stock) at a purchase            purchase price of $108,396.00
Tel:  415-788-2929                                                 price of
Fax:  415-788-6763                                                 $267,012.00

                                                   N/A             Purchase Warrants for           Purchase Warrants for 2,710
                                                                   22,251 shares of                shares of Voting Common
                                                                   Voting Common Stock             Stock at an exercise price of
                                                                   at an exercise price of         $10,829.16 and a purchase
                                                                   $200.40 and a                   price of $10.84.
                                                                   purchase
                                                                   price of $22.11.



                                Initial Closing                                                    Third Closing
                                Number of Shares of                Second Closing Number of        Number of Shares of
                                Preferred Stock/                   Shares of Preferred Stock/      Preferred Stock/
                                Purchase Warrants and              Purchase Warrants and           Purchase Warrants and
Name and Address                Respective Purchase Prices         Respective Purchase Prices      Respective Purchase Prices
----------------                --------------------------         --------------------------      --------------------------
DOUBLE BLACK                                       N/A             8,900 shares of Series          3,613 shares of Series B
DIAMOND II, LLC                                                    B Voting Preferred              Voting Preferred
c/o Partech International                                          (convertible into 8,900         (convertible into 3,613
50 California Street, Suite                                        shares of Voting                shares of Voting Common
3200                                                               Common Stock) at a              Stock)
San Francisco, CA  94111                                           price of $35,600.00             at a purchase price of
Tel:  415-788-2929                                                                                 $14,452.00.
Fax:  415-788-6763                                 N/A
                                                                   Purchase Warrants for
                                                                   2,967 shares of Voting          Purchase Warrants for 361
                                                                   Common Stock                    shares of Voting Common
                                                                   at an exercise price of         Stock at an
                                                                   $26.72 and a purchase           exercise price of $1,442.56
                                                                   price of $2.95.                 and a purchase price of $1.44.


ALMANORI LIMITED                                   N/A             3,382 shares of Series          1,373 shares of Series B
c/o Partech International                                          B Voting Preferred              Voting Preferred
50 California Street, Suite                                        (convertible into 3,382         (convertible into 1,373
3200                                                               shares of Voting                shares of Voting Common
San Francisco, CA  94111                                           Common Stock) at a              Stock)
Tel:  415-788-2929                                                 purchase price of               at a purchase price of
Fax:  415-788-6763                                                 $13,528.00.                     $5,492.00
                                                   N/A

                                                                   Purchase Warrants for           Purchase Warrants for 137
                                                                   1,127 shares of Voting          shares of Voting Common
                                                                   Common Stock at an              Stock at an exercise price of
                                                                   exercise price of               $547.45 and a purchase price
                                                                   $10.15 and a purchase           of $1.55.
                                                                   price of $1.12

MULTINVEST LIMITED                                 N/A             1,602 shares of Series          650 shares of Series B Voting
c/o Partech International                                          B Voting Preferred              Preferred
50 California Street, Suite                                        (convertible into 1,602         (convertible into 650
3200                                                               shares of Voting                shares of Voting Common
San Francisco, CA  94111                                           Common Stock) at a              Stock)
Tel:  415-788-2929                                                 purchase price of               at a purchase price of
Fax:  415-788-6763                                 N/A             $6,408.00                       $2,600.00


                                                                   Purchase Warrants for           Purchase Warrants
                                                                   534 shares of Voting            for 65 shares of
                                                                   Common Stock of an              Voting Common Stock
                                                                   exercise price of               at an exercise
                                                                   $4.81 and a purchase            price of $259.74
                                                                   price of $0.53                  and a purchase
                                                                                                   price of
                                                                                                   $0.26.



                                Initial Closing                                                    Third Closing
                                Number of Shares of                Second Closing Number of        Number of Shares of
                                Preferred Stock/                   Shares of Preferred Stock/      Preferred Stock/
                                Purchase Warrants and              Purchase Warrants and           Purchase Warrants and
Name and Address                Respective Purchase Prices         Respective Purchase Prices      Respective Purchase Prices
----------------                --------------------------         --------------------------      --------------------------
NATIONAL CITY                                       N/A            458,907 shares of               186,300 shares of Series B
VENTURE CORPORATION                                                Series B Non-Voting             Non-Voting Preferred
1965 E. 6th Street                                                 Preferred  (convertible         (convertible into 186,300
Suite 1010                                                         into 458,907 shares of          shares of Non-Voting
Cleveland, OH  44114                                               Non-Voting Common               Common Stock)
Tel:  216-575-9482                                                 Stock) at a purchase            at a purchase price of
Fax:  216-575-9965                                                 price of $1,835,628.00          $745,200.

                                                    N/A            Purchase Warrants for           Purchase Warrants for 18,630
                                                                   152,969 shares of Non-          shares of Non-Voting
                                                                   Voting Common Stock             Common Stock at an
                                                                   at an exercise price of         exercise price of $74,445.48
                                                                   $1,377.69 and a                 and a purchase price of
                                                                   purchase price of               $74.52.
                                                                   $152.00